UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 15, 2011

ACCESS TO MONEY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-10657	93-0809419
(Commission File Number)	(IRS Employer Identification No.)

1101 Kings Highway N, Suite G100
Cherry Hill, New Jersey	080034
(Address of Principal Executive Offices)	(Zip Code)

(856) 414-9100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 15, 2011, Ethan S. Buyon, resigned as a director of Access to Money, Inc. (the "Company").  Mr. Buyon's resignation was not attributable to any disagreement with the Company on any matter.  Mr. Buyon accepted a position with the Federal Reserve Bank of New York and the terms of his new employment required that he resign.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access to Money, Inc.

Date: September 15, 2011	By:	/s/ Michael J. Dolan
Michael J. Dolan
Chief Financial Officer